Financial Instruments - Risk Management	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Financial Instruments - Risk Management
35	Financial Instruments – Risk Management
The Bank’s principal business activities result in a balance sheet that consists primarily of financial instruments. In addition, the Bank uses derivative financial instruments for both trading and hedging purposes. The principal financial risks that arise from transacting financial instruments include credit risk, liquidity risk and market risk. The Bank’s framework to monitor, evaluate and manage these risks is consistent with that in place as at October 31, 2023:

•
extensive risk management policies define the Bank’s risk appetite, set the limits and controls within which the Bank and its subsidiaries can operate, and reflect the requirements of regulatory authorities. These policies are approved by the Bank’s Board of Directors, either directly or through the Risk Committee of the Board, (the Board);

•	guidelines are developed to clarify risk limits and conditions under which the Bank’s risk policies are implemented;
•	processes are implemented to identify, evaluate, document, report and control risk. Standards define the breadth and quality of information required to make a decision; and
•	compliance with risk policies, limits and guidelines is measured, monitored and reported to ensure consistency against defined goals.
Further details on the fair value of financial instruments and how these amounts were determined are
provided in Note 7. Note 10 provides details on the terms and conditions of the Bank’s derivative financial instruments including notional amounts, remaining term to maturity, credit risk, and fair values of derivatives used in trading and hedging activities.

(a)	Credit risk
Credit risk is the risk of loss resulting from the failure of a borrower or counterparty to honour its financial or contractual obligations to the Bank. The Bank’s Credit Risk Appetite and Credit Risk Policy are developed by its Global Risk Management (GRM) department and limits are reviewed and approved by the Board on an annual and biennial basis, respectively. The Credit Risk Appetite defines target markets and risk tolerances that are developed at an all-Bank
level, and then further refined at the business line level. The objectives of the Credit Risk Appetite are to ensure that, for the Bank, including the individual business lines:

•	target markets and product offerings are well defined;
•	the risk parameters for new underwritings and for the portfolios as a whole are clearly specified; and
•	transactions, including origination, syndication, loan sales and hedging, are managed in a manner to ensure the goals for the overall portfolio are met.
The Credit Risk Policy sets out, among other things, the credit risk rating systems and associated parameter estimates, the delegation of authority for granting credit, and the calculation of allowance for credit losses. It forms an integral part of enterprise-wide policies and procedures that encompass governance, risk management and control structure.
The Bank’s credit risk rating systems are designed to support the determination of key credit risk parameter estimates which measure credit and transaction risk. For non-retail
exposures, parameters are associated with each credit facility through the assignment of borrower and facility ratings. Borrower risk is evaluated using methodologies that are specific to particular industry sectors and/or business lines. The risk associated with facilities of a given borrower is assessed by considering the facilities’ structural and collateral-related elements. For retail portfolios, product specific models assign accounts into homogeneous segments using internal and external borrower/facility-level credit experience. This process provides for a meaningful differentiation of risk and allows for appropriate and consistent estimation of loss characteristics at the model and segment level. Further details on credit risk relating to derivatives are provided in Note 10(c).

(i)	Credit risk exposures
Credit risk exposures disclosed below are presented based on the Basel framework utilized by the Bank i.e., exposures subject to credit risk capital. The Bank uses the Internal Ratings Based approach (IRB) for all material Canadian, U.S., European portfolios, and for a significant portion of all international corporate and commercial portfolios. Under the Advanced Internal Ratings Based (AIRB) approach, the Bank uses internal risk parameter estimates, based on historical experience and appropriate margin of conservatism, for probability of default (PD), loss given default (LGD) and exposure at default (EAD). Under revised Basel III rules, there are new IRB requirements for internally developed model parameters under AIRB, including scope restrictions which limit certain asset classes to only the Foundation Internal Ratings Based (FIRB) approach. For those asset classes (e.g., Large Corporates, Banks, etc.) the FIRB approach utilizes the Bank’s internally modeled PD parameters combined with internationally prescribed LGD and EAD parameters. The remaining portfolios, including other individual portfolios, are treated under the standardized approach.
Under the standardized approach, credit risk is estimated using the risk weights as prescribed by the Basel framework either based on credit assessments by external rating agencies or based on the counterparty type for non-retail
exposures and product type for retail exposures. Standardized risk weights also take into account other factors such as specific provisions for defaulted exposures, eligible collateral, and loan-to-value
for real estate secured retail exposures.

As at October 31 ($ millions)	2023				2022
	Revised Basel III (1)				Basel III
	Exposure at default (2)
Category	Drawn (3)	Undrawn commitments	Other exposures (4)	Total	Total
By counterparty type
Non-retail
IRB portfolio
Corporate	$227,187	$80,691	$83,697	$391,575	$453,426
Bank	17,928	12,865	24,303	55,096	37,425
Sovereign	239,626	2,886	10,781	253,293	234,156
	484,741	96,442	118,781	699,964	725,007
Standardized portfolio
Corporate	45,471	7,082	5,706	58,259	59,866
Bank	2,096	23	776	2,895	3,788
Sovereign	25,244	174	104	25,522	8,983
	72,811	7,279	6,586	86,676	72,637
Total non-retail	$557,552	$103,721	$125,367	$786,640	$797,644
Retail
IRB portfolio
Real estate secured	$236,785	$51,874	$–	$288,659	$254,568
Qualifying revolving	16,187	42,492	–	58,679	46,435
Other retail	34,449	4,824	–	39,273	37,910
	287,421	99,190	–	386,611	338,913
Standardized portfolio
Real estate secured	64,888	108	–	64,996	63,054
Other retail	51,326	9,056	58	60,440	48,089
	116,214	9,164	58	125,436	111,143
Total retail	$403,635	$108,354	$58	$512,047	$450,056
Total	$961,187	$212,075	$125,425	$1,298,687	$1,247,700
By geography (5)
Canada	$575,320	$152,872	$37,813	$766,005	$710,049
United States	137,284	35,009	51,281	223,574	247,672
Chile	58,905	3,491	4,337	66,733	60,528
Mexico	56,227	3,007	3,062	62,296	50,793
Peru	26,642	2,358	3,467	32,467	32,176
Colombia	14,212	1,505	1,116	16,833	13,291
Other International
Europe	19,474	6,347	17,460	43,281	46,156
Caribbean	30,498	2,237	1,239	33,974	32,057
Latin America (other)	18,084	1,518	2,070	21,672	20,890
All other	24,541	3,731	3,580	31,852	34,088
Total	$961,187	$212,075	$125,425	$1,298,687	$1,247,700

(1)	Regulatory amounts reported in 2023 are under Revised Basel III requirements and are not directly comparable to amounts reported in 2022.
(2)
Exposure at default is presented after credit risk mitigation. Exposures exclude equity securities and other assets. Portfolios under the Standardized Approach are reported net of specific allowances for credit losses and net of collateral amounts treated under the Comprehensive Approach.

(3)
Non-retail drawn includes loans, acceptances, deposits with financial institutions and FVOCI debt securities. Retail drawn includes residential mortgages, credit cards, lines of credit, and other personal loans.

(4)
Other exposures include off-balance sheet lending instruments such as letters of credit, letters of guarantees, securitizations (2023 excluding first loss of $4 million
, and in 2022, including first loss protection of
$32.3 million), derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements, securities lending and securities borrowing), net of related collateral.

(5)	Geographic segmentation is based upon the location of the ultimate risk of the credit exposure.

Consolidated Statement of Financial Position asset categories cross-referenced to credit risk exposures
The table below provides mapping of
on-balance
sheet asset categories that
are
included
in
the various Basel III exposure categories as presented in the credit risk exposure summary table of these consolidated financial statements. In addition, it also provides other exposures which are subject to market risk and/or other assets which are not subject to market and credit risk with a reconciliation to the Consolidated Statement of Financial Position. The credit risk exposures on certain assets such as cash, precious metals, investment securities (equities) and other assets are not included in the credit risk exposure summary table. Also excluded from the credit risk exposures are certain trading assets and all assets of the Bank’s insurance subsidiaries.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2023 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$86,883	$–	$–	$–	$–	$–	$–	$–	$3,429	$90,312
Precious metals	–	–	–	–	–	–	–	937	–	937
Trading assets
Securities	–	–	–	–	–	–	–	107,614	(2)	107,612
Loans	584	–	–	–	–	–	433	6,960	–	7,544
Other	–	–	–	–	–	–	–	2,712	–	2,712
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	199,325	–	–	–	–	–	199,325
Derivative financial instruments	–	–	–	–	51,340	–	36,512	–	–	51,340
Investment securities	117,172	–	–	–	–	4,022	–	–	(2,957)	118,237
Loans:
Residential mortgages (2)	65,381	278,688	–	–	–	–	–	–	113	344,182
Personal loans	800	99,214	4,156	–	–	–	–	–	–	104,170
Credit cards	–	14,100	251	–	–	–	–	–	2,758	17,109
Business & government	264,824	11,690	15,479	–	–	–	–	–	(171)	291,822
Allowances for credit losses (3)	(474)	(975)	–	–	–	–	–	–	(4,923)	(6,372)
Customers’ liability under acceptances	18,718	–	–	–	–	–	–	–	(90)	18,628
Property and equipment	–	–	–	–	–	–	–	–	5,642	5,642
Investment in associates	–	–	–	–	–	59	–	–	1,866	1,925
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	17,193	17,193
Other (including Deferred tax assets)	7,129	1,170	–	237	–	–	–	–	29,935	38,471

Total	$561,017	$403,887	$19,886	$199,562	$51,340	$4,081	$36,945	$118,223	$52,793	$1,410,789

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $60.2 billion in mortgages guaranteed by Canada Mortgage Housing Corporation and federally backed privately insured mortgages.
(3)	Amounts for IRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

	Credit Risk Exposures						Other Exposures
	Drawn		Other Exposures				Market Risk Exposures
As at October 31, 2022 ($ millions)	Non-retail	Retail	Securitization	Repo-style Transactions	OTC Derivatives	Equity	Also subject to Credit Risk		All Other (1)	Total
Cash and deposits with financial institutions	$62,551	$–	$–	$–	$–	$–	$–	$–	$3,344	$65,895
Precious metals	–	–	–	–	–	–	–	543	–	543
Trading assets
Securities	(4)	–	–	–	–	–	–	103,551	–	103,547
Loans	408	–	–	–	–	–	367	7,403	–	7,811
Other	–	–	–	–	–	–	–	1,796	–	1,796
Financial assets designated at fair value through profit or loss	–	–	–	–	–	–	–	–	–	–
Securities purchased under resale agreements and securities borrowed	–	–	–	175,313	–	–	–	–	–	175,313
Derivative financial instruments	–	–	–	–	55,699	–	43,436	–	–	55,699
Investment securities	108,516	–	–	–	–	5,081	–	–	(3,589)	110,008
Loans:
Residential mortgages (2)	76,607	272,588	–	–	–	–	–	–	84	349,279
Personal loans	–	96,074	3,350	–	–	–	–	–	7	99,431
Credit cards	–	13,126	372	–	–	–	–	–	1,020	14,518
Business & government	267,921	10,395	9,675	–	–	–	–	–	(884)	287,107
Allowances for credit losses (3)	(514)	(817)	–	–	–	–	–	–	(4,017)	(5,348)
Customers’ liability under acceptances	19,525	–	–	–	–	–	–	–	(31)	19,494
Property and equipment	–	–	–	–	–	–	–	–	5,700	5,700
Investment in associates	–	–	–	–	–	56	–	–	2,577	2,633
Goodwill and other intangibles assets	–	–	–	–	–	–	–	–	16,833	16,833
Other (including Deferred tax assets)	2,401	991	–	106	–	–	–	–	35,661	39,159

Total	$537,411	$392,357	$13,397	$175,419	$55,699	$5,137	$43,803	$113,293	$56,705	$1,349,418

(1)	Includes the Bank’s insurance subsidiaries’ assets and all other assets which are not subject to credit and market risks.
(2)	Includes $75.8 billion in mortgages guaranteed by Canada Mortgage Housing Corporation and federally backed privately insured mortgages.
(3)	Amounts for AIRB exposures are reported gross of allowances and amounts for standardized exposures are reported net of allowances.

(ii)	Credit quality of non-retail exposures
Credit decisions are made based upon an assessment of the credit risk of the individual borrower or counterparty. Key factors considered in the assessment include: the borrower’s management; the borrower’s current and projected financial results and credit statistics; the industry in which the borrower operates; economic trends; and geopolitical risk. Banking units and Global Risk Management also review the credit quality of the credit portfolio across the organization on a regular basis to assess whether economic trends or specific events may affect the performance of the portfolio.
The Bank’s
non-retail
portfolio is well diversified by industry. As at October 31, 2023, and October 31, 2022, a significant portion of the authorized corporate and commercial lending portfolio was internally assessed at a grade that would generally equate to an investment grade rating by external rating agencies. There has not been a significant change in concentrations of credit risk since October 31, 2022.
Internal grades (IG) are used to differentiate the risk of default of a borrower. The following table cross references the Bank’s internal borrower grades with equivalent ratings categories utilized by external rating agencies:

Cross referencing of internal ratings to external ratings (1)
Equivalent External Rating
S&P	Moody’s	DBRS	Internal Grade	Internal Grade Code	PD Range (2)
AAA to AA+	Aaa to Aa1	AAA to AA (high)		99 – 98	0.0000% – 0.0551%
AA to A+	Aa2 to A1	AA to A (high)		95	0.0551% – 0.0651%
A to A-	A2 to A3	A to A (low)	Investment grade	90	0.0651% – 0.0748%
BBB+	Baa1	BBB (high)		87	0.0748% – 0.1028%
BBB	Baa2	BBB		85	0.1028% – 0.1552%
BBB-	Baa3	BBB (low)		83	0.1552% – 0.2151%
BB+	Ba1	BB (high)		80	0.2151% – 0.2983%
BB	Ba2	BB		77	0.2983% – 0.5617%
BB-	Ba3	BB (low)	Non-Investment grade	75	0.5617% – 1.1570%
B+	B1	B (high)		73	1.1570% – 1.9519%
B to B-	B2 to B3	B to B (low)		70	1.9519% – 4.7225%
CCC+	Caa1	–		65	4.7225% – 12.1859%
CCC	Caa2	–	Watch list	60	12.1859% – 23.8197%
CCC- to CC	Caa3 to Ca	–		40	23.8197% – 42.1638%
–	–	–		30	42.1638% – 100.0000%
Default			Default	21	100%

(1)	Applies to non-retail portfolio.
(2)	PD Ranges as at October 31, 2023. The Range does not include the upper boundary for the row.
Non-retail
IRB portfolio
The credit quality of the
non-retail
IRB portfolio, expressed in terms of risk categories of borrower internal grades is shown in the table below:

		2023				2022
		Revised Basel III (1)				Basel III
		Exposure at Default (2)
As at October 31 ($ millions) Category of internal grades	IG Code	Drawn	Undrawn commitments	Other exposures (3)	Total	Total

Investment grade	99 – 98	$143,049	$1,285	$27,321	$171,655	$138,564
	95	35,677	10,716	21,186	67,579	70,575
	90	24,561	13,302	25,381	63,244	78,215
	87	36,090	16,675	16,517	69,282	85,188
	85	34,443	14,386	9,876	58,705	73,091
	83	54,334	16,342	6,967	77,643	78,869
Non-Investment grade	80	40,535	10,389	4,044	54,968	52,857
	77	27,155	6,336	3,673	37,164	36,288
	75	18,824	4,769	2,698	26,291	25,712
	73	8,022	1,542	451	10,015	7,848
	70	2,481	452	293	3,226	2,592
Watch list	65	775	126	307	1,208	395
	60	1,137	79	9	1,225	788
	40	165	17	21	203	881
	30	100	5	1	106	54
Default	21	952	21	36	1,009	1,220
Total		$428,300	$96,442	$118,781	$643,523	$653,137
Government guaranteed residential mortgages (4)		56,441	–	–	56,441	71,867
Total		$484,741	$96,442	$118,781	$699,964	$725,004

(1)	Regulatory amounts reported in 2023 are under Revised Basel III requirements and are not directly comparable to amounts reported in 2022.
(2)	After credit risk mitigation.
(3)
Includes off-balance sheet lending instruments such as letters of credit, letters of guarantees, securitizations (excluding first loss protection
)
, derivatives and repo-style transactions (reverse repurchase agreements, repurchase agreements and securities lending and borrowing), net of related collateral.

(4)	These exposures are classified as sovereign exposures and are included in the non-retail category.

Non-retail
standardized portfolio
The
non-retail
standardized portfolio relies on external credit ratings (e.g. S&P, Moody’s, DBRS, etc.) of the borrower, if available, to compute regulatory capital for credit risk. Exposures are risk weighted based on prescribed percentages and a mapping process as defined within OSFI’s Capital Adequacy Requirements Guideline.
Non-retail
standardized portfolio as at October 31, 2023 comprised of drawn, undrawn and other exposures to
corporate, bank and sovereign counterparties amounted to $87 billion (October 31, 2022 – $73 billion). The year over year increase was primarily due to implementation of Basel III Revisions. Within this portfolio, the majority of Corporate/Commercial exposures are to unrated counterparties, mainly in Canada and the Pacific Alliance countries.

(iii)	Credit quality of retail exposures
The Bank’s retail portfolios consist of a number of relatively small loans to a large number of borrowers. The portfolios are distributed across Canada and a wide range of countries. As such, the portfolios inherently have a high degree of diversification. In addition, as of October 31, 2023, 26% of the Canadian banking residential mortgage portfolio is insured and the average loan-to-value
ratio of the uninsured portion of the portfolio is 49%.
Retail AIRB portfolio
The data in the table below provides a distribution of the retail AIRB exposures within each PD range by asset class:

As at October 31 ($ millions)	2023						2022
	Revised Basel III (1)						Basel III
	Exposure at default (2)
		Real estate secured
Category of (PD) grades	PD range	Mortgages	HELOC	Qualifying revolving	Other retail	Total	Total
Exceptionally Low (3)	0.0000% – 0.0499%	$–	$–	$–	$–	$–	$102,039
Very Low	0.0500% – 0.1999%	159,633	68,050	35,140	6,586	269,409	118,374
Low	0.2000% – 0.9999%	43,171	5,154	11,724	20,421	80,470	84,843
Medium Low	1.0000% – 2.9999%	9,284	–	7,963	6,983	24,230	22,248
Medium	3.0000% – 9.9999%	1,073	535	2,106	3,792	7,506	8,654
High	10.0000% – 19.9999%	479	112	1,204	87	1,882	1,123
Extremely High	20.0000% – 99.9999%	663	101	451	1,148	2,363	1,163
Default	100%	316	88	91	256	751	469
Total		$214,619	$74,040	$58,679	$39,273	$386,611	$338,913

(1)	Regulatory amounts reported in 2023 are under Revised Basel III requirements and are not directly comparable to amounts reported in 2022.
(2)	After credit risk mitigation.
(3)	OSFI has revised the Retail Probablility of Default floor from 0.03% to 0.05% in 2023, under the Revised Basel III framework.
Retail standardized portfolio
The retail standardized portfolio of $125 billion as at October 31, 2023 (2022 – $111 billion) was comprised of residential mortgages, personal loans, credit cards and lines of credit to individuals, mainly in the Latin American and Caribbean region. Of the total retail standardized exposures, $65 billion (2022 – $63 billion) was represented by mortgages and loans secured by residential real estate, mostly with a loan-to-value
ratio of below 80%.

(iv)	Collateral
Collateral held
In the normal course of business, to reduce its exposure to counterparty credit risk, the Bank receives collateral for capital markets related activities. The following are examples of the terms and conditions customary to collateral for these types of transactions:

•	The risks and rewards of the pledged assets reside with the pledgor.
•	Additional collateral is required when the market value of the transaction exceeds thresholds agreed upon with the pledgor.
•	The Bank is normally permitted to sell or repledge the collateral it receives, although this right is specific to each agreement under which the collateral is pledged.
•
Upon satisfaction of the obligation, the Bank must return the pledged assets, unless the Bank has the right to sell or repledge the collateral it receives, in which case the Bank must return comparable collateral to the pledgor.

As at October 31, 2023, the approximate market value of cash and securities collateral accepted that may be sold or repledged by the Bank was $315 billion (2022 – $259 billion). This collateral is held primarily in connection with reverse repurchase agreements, margin loans, securities lending and derivative transactions. The Bank also borrows securities under standard securities borrowing agreements that it is able to re-pledge.
Including these borrowed securities, the approximate market value of securities collateral accepted that may be sold or re-pledged
was $313 billion (2022 – $273 billion), of which approximately $75 billion was not sold or re-pledged
(2022 – $58 billion).
Collateral pledged
In the normal course of business, securities and other assets are pledged to secure an obligation, participate in clearing or settlement systems, or operate in a foreign jurisdiction. Note 34(c) details the nature and extent of the Bank’s asset pledging activities. Asset pledging transactions are conducted under terms that are common and customary to standard derivative, securities financing, and other borrowing activities. Standard risk management controls are
applied with respect to asset pledging.
Assets acquired in exchange for loans
The carrying value of assets acquired in exchange for loans as at October 31, 2023 was $334 million (2022 – $274 million) mainly comprised of real estate and was classified as either held for sale or held for use as appropriate.

(b)	Liquidity risk
Liquidity risk is the risk that the Bank is unable to meet its financial obligations in a timely manner at reasonable prices. The Bank’s liquidity risk is subject to extensive risk management controls and is managed within the framework of policies and limits approved by the Board. The Board receives reports on risk exposures and performance against approved limits. The Asset-Liability Committee (ALCO) provides senior management oversight of liquidity risk.
The key elements of the Bank’s liquidity risk management framework include:

•	liquidity risk measurement and management limits, including limits on maximum net cash outflow by currency over specified short-term horizons;
•	prudent diversification of its wholesale funding activities by using a number of different funding programs to access the global financial markets and manage its maturity profile, as appropriate;
•	large holdings of liquid assets to support its operations, which can generally be sold or pledged to meet the Bank’s obligations;
•	liquidity stress testing, including Bank-specific, global-systemic, and combination systemic/Bank-specific scenarios; and
•	liquidity contingency planning.
The Bank’s foreign operations have liquidity management frameworks that are similar to the Bank’s framework. Local deposits are managed from a liquidity risk perspective based on the local management frameworks and regulatory requirements.

(i)	Commitments to extend credit
In the normal course of business, the Bank enters into commitments to extend credit in the form of loans or other financings for specific amounts and maturities, subject to specific conditions. These commitments, which are not reflected on the Consolidated Statement of Financial Position, are subject to normal credit standards, financial controls and monitoring procedures.

(ii)	Derivative instruments
The Bank is subject to liquidity risk relating to its use of derivatives to meet customer needs, generate revenues from trading activities, manage market and credit risks arising from its lending, funding and investment activities, and lower its cost of capital. The maturity profile of the notional amounts of the Bank’s derivative instruments is summarized in Note 10(b).

(c)	Market risk
Market risk arises from changes in market prices and rates (including interest rates, credit spreads, equity prices, foreign exchange rates and commodity prices), the correlations between them, and their levels of volatility. Market risk is subject to extensive risk management controls, and is managed within the framework of market risk policies and limits approved by the Board. The ALCO and Market Risk Management and Policy Committee oversee the application of the framework set by the Board, and monitor the Bank’s market risk exposures and the activities that give rise to these exposures.
The Bank uses a variety of metrics and models to measure and control market risk exposures. The measurements used are selected based on an assessment of the nature of risks in a particular activity. The principal measurement techniques are Value at Risk (VaR), stress testing, sensitivity analysis and simulation modeling. The Board reviews results from these metrics quarterly. Models are independently validated internally prior to implementation and are subject to formal periodic review.
VaR is a statistical measure that estimates the potential loss in value of the Bank’s trading positions due to adverse market movements over a defined time horizon with a specified confidence level. The quality of the Bank’s VaR is validated by regular back testing analysis, in which the VaR is compared to theoretical and actual profit and loss results. To complement VaR, the Bank also uses stress testing to examine the impact that abnormally large swings in market factors and periods of prolonged inactivity might have on trading portfolios. The stress testing program is designed to identify key risks and ensure that the Bank’s capital can absorb potential losses from abnormal events. The Bank subjects its trading portfolios to a series of stress tests on a daily, weekly and monthly basis.
In trading portfolios, sensitivity analysis is used to measure the effect of changes in risk factors, including prices and volatility, on financial products and portfolios. In non-trading
portfolios, sensitivity analysis assesses the effect of changes in interest rates on current earnings and on the economic value of equity. Simulation modeling under various scenarios is particularly important for managing risk in the deposit, lending and investment products the Bank offers to its retail customers.

(i)	Non-trading interest rate risk
Interest rate risk is the risk of loss due to the following: changes in the level, slope and curvature of the yield curve; the volatility of interest rates and changes in customer preferences (e.g. mortgage prepayment rates). The Bank actively manages its interest rate exposures with the objective of protecting and enhancing net interest income within established risk tolerances. Interest rate risk arising from the Bank’s funding and investment activities is managed in accordance with Board-approved policies and global limits, which are designed to control the risk to net interest income and economic value of equity. The income limit measures the effect of a specified shift in interest rates on the Bank’s annual net interest income over the next twelve months, while the economic value limit measures the impact of a specified change in interest rates on the present value of the Bank’s net assets. These calculations are based on
models that consider a number of inputs and are on a constant balance sheet and make no assumptions for management actions that may mitigate the risk.
Interest rate sensitivity
Based on the Bank’s interest rate positions, the following table shows the pro-forma
pre-tax
impact on the Bank’s net interest income over the next twelve months and economic value of equity of an immediate and sustained 100 basis points increase and decrease in interest rates across major currencies as defined by the Bank. These calculations are based on models that consider a number of inputs and are on a constant balance sheet and make no assumptions for management actions to mitigate the risk.

As at October 31 ($ millions)	2023						2022
	Net interest income			Economic value of equity
	Canadian dollar	Other currencies	Total	Canadian dollar	Other currencies	Total	Net interest income	Economic value of equity
100 bp increase	$(206)	$107	$(99)	$(532)	$(724)	$(1,256)	$(340)	$(2,021)
100 bp decrease	$196	$(128)	$68	$307	$517	$824	$326	$1,659

(ii)	Non-trading foreign currency risk
Foreign currency risk is the risk of loss due to changes in spot and forward rates, and the volatility of currency exchange rates.
Non-trading
foreign currency risk, also referred to as structural foreign exchange risk, arises primarily from the Bank’s net investments in self-sustaining foreign operations and is controlled by a Board-approved limit. This limit considers potential volatility to shareholders’ equity as well as the potential impact on capital ratios from foreign exchange fluctuations. On a quarterly basis, the Asset-Liability Committee (ALCO) reviews the Bank’s exposures to these net investments. The Bank may fully or partially hedge this exposure by funding the investments in the same currency, or by using other financial instruments, including derivatives.
The Bank is subject to foreign currency risk on the earnings of its foreign operations. To manage this risk, foreign currency revenues and expenses, which are primarily denominated in U.S. dollars, are projected over a number of future fiscal quarters. The ALCO assesses economic data and forecasts to decide on the portion of the estimated future foreign currency revenues and expenses to hedge. Hedging instruments normally include foreign currency spot and forward contracts, as well as foreign currency options and swaps.
As at October 31, 2023, a one percent increase (decrease) in the Canadian dollar against all currencies in which the Bank operates decreases (increases) the Bank’s before-tax
annual earnings by approximately $63 million (October 31, 2022 – $55 million) in the absence of hedging activity, primarily from exposure to U.S. dollars. A similar change in the Canadian dollar as at October 31, 2023 would increase (decrease) the unrealized foreign currency translation losses in the accumulated other comprehensive income in equity by approximately $356 million (2022 – $308 million), net of hedging.

(iii)	Non-trading equity risk
Equity risk is the risk of loss due to adverse movements in equity prices. Equity price risk is often classified into two categories: general equity risk, which refers to the sensitivity of an instrument or portfolio’s value to changes in the overall level of equity prices, and specific equity risk, which refers to that portion of an individual equity instrument’s price volatility that is determined by entity-specific characteristics.
The Bank is exposed to equity risk through its equity investment portfolios, which are controlled by Board-approved portfolio and VaR limits. Equity investments include common and preferred shares, as well as a diversified portfolio of third-party managed funds.
The majority of the Bank’s equity investment portfolios are managed by Group Treasury under the strategic direction of the ALCO. Group Treasury delegates the management of a portion of equity and equity-related portfolios to other external fund managers to take advantage of these fund managers’ expertise in particular market niches and products.
The fair value of equity securities designated at FVOCI is shown in Note 12.

(iv)	Trading portfolio risk management
The Bank’s policies, processes and controls for trading activities are designed to achieve a balance between pursuing profitable trading opportunities and managing earnings volatility within a framework of sound and prudent practices. Trading activities are primarily customer focused.
Market risk arising from the Bank’s trading activities is managed in accordance with Board-approved policies and limits, including aggregate VaR and stress testing limits.
Trading portfolios are
marked-to-market
in accordance with the Bank’s valuation policies. Positions are marked-to-market
daily and valuations are independently reviewed by back office, GRM or finance units on a regular basis. These units also provide profit and loss reporting, as well as VaR and limit compliance reporting to business unit management and executive management for evaluation and action as appropriate. VaR is calculated daily using a 99% confidence level, and a one-day
holding period. This means that, once in every 100 days, the trading positions are expected to lose more than the VaR estimate. The Bank calculates general market risk VaR using historical simulation based on 300 days of market data. For debt specific risk VaR, the Bank uses historical resampling. The table below shows the Bank’s VaR by risk factor:

		For the year ended October 31, 2023
($ millions)	As at October 31, 2023	Average	High	Low	As at October 31, 2022
Credit spread plus interest rate	$12.9	$14.4	$24.1	$9.0	$9.3
Credit spread	8.1	7.9	16.3	3.8	7.7
Interest rate	11.5	12.1	21.9	7.5	8.4
Equities	4.9	4.1	7.8	2.5	3.4
Foreign exchange	3.0	3.3	8.8	0.9	1.5
Commodities	2.9	4.7	8.1	2.3	5.2
Debt specific	3.7	3.6	4.8	2.4	4.6
Diversification effect	(13.5)	(14.4)	n/a	n/a	(10.6)
All-Bank VaR	$13.9	$15.7	$25.2	$11.0	$13.4
All-Bank stressed VaR	$44.8	$39.4	$87.3	$13.4	$27.4
Below are the market risk capital requirements as at October 31, 2023.

($ millions)	2023	2022
All-Bank VaR	$141	$131
All-Bank stressed VaR	390	324
Incremental risk charge	315	345
Standardized approach	117	66
Total market risk capital	$963	$866	(1)

(1)	Equates to $12,040 million of risk-weighted assets (October 31, 2022 – $10,820 million).

(d)	Operational risk
Operational risk is the risk of loss resulting from people, inadequate or failed processes and systems, or from external events. Operational risk includes third party risk management and legal risk but excludes strategic risk and reputational risk.
It
also exists in some form in each of the Bank’s business and support activities, and third parties to whom activities have been outsourced. It can result in financial loss, regulatory sanctions and damage to the Bank’s reputation. The Bank’s Operational Risk Management Framework outlines the Bank’s structured approach for effective management of enterprise-wide operational risk in a manner consiste
n
t with best practices and regulatory requirements.